SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): January 20, 2005

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                             BROOKLINE BANCORP, INC.
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             (Exact name of registrant as specified in its charter)

           Delaware                     0-23695                  04-3402944
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 (State or other jurisdiction     (Commission File No.)       (I.R.S) Employer
       of incorporation)                                     Identification No.)


  160 Washington Street, Brookline, MA                           02447-0469
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(Address of principal executive offices)                         (Zip Code)


                                 (617) 730-3500
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              (Registrant's telephone number, including area code)

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Item 2.02. Results of Operations and Financial Condition

     On January 20, 2005, Brookline Bancorp, Inc. (the "Company") issued a press release regarding its an earnings for the 2004 fourth quarter and year and the approval by its Board of Directors of a regular quarterly dividend of $0.085 per share and an extra dividend of $0.20 per share payable February 15, 2005 to stockholders of record on January 31, 2005.

The information in the preceding paragraphs, as well as Exhibits 99.1 and 99.2 referenced therein, is considered to be "furnished" under the Securities Exchange Act of 1934.

Item 9.01. Financial Statements and Exhibits

(a) Not Applicable

(b) Not Applicable

(c) Exhibits

    Exhibit No.                         Description
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       99.1                             Press release dated January 20, 2005

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                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                        BROOKLINE BANCORP, INC.


Date: January 21, 2005                  By: /s/ Paul R. Bechet
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                                            Paul R. Bechet
                                            Senior Vice President, Treasurer and
                                            Chief Financial Officer